NYSE : AF Investor Presentation Fourth Quarter Ended December 31, 2014

Forward Looking Statement 2 This presentation may contain a number of forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements may be identified by the use of the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar terms and phrases, including references to assumptions . Forward - looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward - looking statements . These factors include, without limitation, the following : the timing and occurrence or non - occurrence of events may be subject to circumstances beyond our control ; there may be increases in competitive pressure among financial institutions or from non - financial institutions ; changes in the interest rate environment may reduce interest margins or affect the value of our investments ; changes in deposit flows, loan demand or real estate values may adversely affect our business ; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently ; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate ; legislative or regulatory changes, including the implementation of the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 and any actions regarding foreclosures, may adversely affect our business ; enhanced supervision and examination by the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and the Consumer Financial Protection Bureau ; effects of changes in existing U . S . government or government - sponsored mortgage programs ; technological changes may be more difficult or expensive than we anticipate ; success or consummation of new business initiatives may be more difficult or expensive than we anticipate ; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non - occurrence of events longer than we anticipate . We have no obligation to update any forward - looking statements to reflect events or circumstances after the date of this document .

Corporate Profile NYSE : AF » With assets of $15.6 billion, Astoria Financial is the holding company for Astoria Bank and is the fifth largest publicly traded thrift holding company in the country. » Established in 1888, Astoria Bank (name changed from Astoria Federal Savings & Loan Association on June 1, 2014), with deposits totaling $9.5 billion, is the second largest thrift depository in New York. » 21 consecutive years of core profitability as a public company (1) » Stable and healthy credit metrics throughout the crisis » Clean , well capitalized balance sheet 3 (1) Refers to net income recalculated to exclude net realized gains and losses on securities, amortization of intangibles and impairment of goodwill, and other nonrecurring items. Core profitability is a non - GAAP financial measure .

Strategy and Business Fundamentals 4 Conservative Corporate Strategy • Core competencies: - Mortgage lending - Retail banking - Business banking • Reposition asset/liability mix - Focus on multi - family & commercial real estate loans - Increase core deposits, decrease CDs - Expand business banking footprint • Disciplined cost control Disciplined Lending • Multi - family & commercial real estate lending - Top quality - Approximately 85% of multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization - Low LTVs • Residential lending - Geographically diverse loan portfolio - Low LTVs and no sub - prime, payment option or negative amortization loans - Primarily jumbo 5/1 and 7/1 ARMs and 15 year fixed rate loans Attractive and Stable Franchise • Significant deposit market share (1) • Core market is more densely populated and wealthier than U.S. average (1) Strong Leadership and Culture • Solid & seasoned management team • High insider ownership (12%) aligns management with shareholders • Significant community involvement through funding and volunteer efforts Sources: SNL Financial LC, Company filings. (1) Deposit market share as of June 30, 2014. Core market includes Long Island market consisting of Kings, Queens, Nassau and Suffolk counties .

Strong Capital Position 5 Tangible/Tier 1 Leverage Tier 1 Risk-Based Total Risk-Based 10.62% 17.55% 18.76% 9.43% 15.63% 16.84% Bank Holding Company At December 31, 2014 Note: As a savings and loan holding company, AF is not yet subject to bank holding company capital rules, but estimated holding company ratios are indicated nonetheless.

Multi - family/Commercial Real Estate Lending MF/CRE loan portfolio grew to 40% of total loan portfolio at December 31, 2014, from 38% at September 2014, and 33 % at December 31, 2013. » $4.8 billion portfolio, or 40% of total loan portfolio  2014 originations of $1.2 billion , with a weighted average LTV at origination of approximately 51% and weighted average debt service coverage ratio of approximately 1.64, all in footprint » Focus on rent controlled, rent stabilized apartments in New York City  Approximately 85% of the multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization  Pipeline of approximately $422 million at December 31, 2014 with weighted average coupon of approximately 3.39% 6

Residential Mortgage Lending » $6.9 billion portfolio  Primarily prime, jumbo 5/1 and 7/1 hybrid ARMs and 15 year fixed rate loans  No sub - prime, payment option or negative amortization ARM lending  Weighted average LTV (1) on total residential loan portfolio <59%  2014 originations of $455.9 million with a weighted average LTV at origination of approximately 69%  Pipeline of approximately $197.7 million at December 31, 2014 » Multiple delivery channels provide flexibility & efficiency  Retail  Commissioned brokers  Third party originators » Geographically diversified portfolio  Reduces lending concentrations 7 (1) LTV ratios are based on current principal balances and original appraised values . Regardless of channel, all loans underwritten to Astoria’s stringent standards

Retail Banking Philosophy » Consultative approach to helping consumers achieve financial health and well - being » Pro - active sales culture – PEAK Process » Focus on customer service  High customer satisfaction  Favorably positioned against the competition » Community involvement  Support over 700 local organizations and not - for - profit agencies 8 Astoria Bank is an integral part of the fabric of the communities it serves

Strong Banking Footprint 9 CORE MARKET (Kings, Queens, Nassau & Suffolk) Total Population – 7.8 Million (Exceeds population of 38 individual U.S. states) Total Deposits - $197.8 Billion Kings County (Brooklyn) Population: 2.6 million Median household income: $45K Deposits: $ 1.2 billion Branches: 12 Market share: 3% Queens County Population: 2.3 million Median household income: $56K Deposits: $ 2.3 billion Branches: 17 Market share: 5% Nassau County Population: 1.4 million Median household income: $ 93K Deposits: $3.8 billion Branches: 28 Market share: 6% Suffolk County * Population: 1.5 million Median household income: $ 87K Deposits: $ 2.1 billion Branches: 26 Market share: 5% Manhattan (NYC) Population: 1.6 million Median household income: $68K Branches : 1 Westchester Population: 1.0 million Median household income: $77K Deposits: $0.4 billion Branches: 3 Market share: 1% Well Positioned in Core Long Island Market Sources: FDIC Summary of Deposits (as of June 30, 2014) SNL Financial LC * Deposit and market share data for Suffolk County does not include the Melville branch, which opened on December 1, 2014.

Leading Retail Banking Franchise » Changed name to Astoria Bank on June 1, 2014  Better reflects our business as a diversified, full service community bank » $9.5 billion in deposits, 87 branch locations  Stable source of funds – weighted average rate: 0.50%  C ore deposits * totaled $6.8 billion , or 72% of total deposits; up from 67% of total deposits at December 31, 2013  52% of households that have a retail CD account also have a low cost checking, savings or money market account relationship » 95% of depositors, with $8.9 billion in deposits, live within 5 miles of a branch » Banking branches with high average deposits contribute to franchise value  Long Island Offices (83) – Nassau (28), Suffolk (26), Queens (17), Brooklyn (12) Average Deposits of $111 Million (1)  Westchester Offices (3) – Average Deposits of $120 Million  New York City Office (1) – Opened March 31, 2014 – Deposits of $52 Million » Multiple delivery channels  ATM’s, telephone, Internet and mobile banking 10 * Core deposits include savings, money market and checking accounts (1) Average Deposits for core Long Island offices do not include the Melville branch, which opened on December 1, 2014.

Business Banking Expansion » 50 employees currently supporting the business at December 31, 2014 , up from 21 at year - end 2012 » More than 70% of Astoria Bank’s 87 branches are headed by experienced commercial bankers » Opened our first full - service branch in Manhattan on March 31, 2014 » Opened a full - service branch in Melville on December 1, 2014 11 Business deposits grew 43% from year - end 2013 to $930.5 million at December 31, 2014.

Current Focus » Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement 12

Residential 65% MF/CRE 33% Other 2% Residential 58% MF/CRE 40% Other 2% Balance Sheet Repositioning Trend 13 Deposits Core 67% CDs 33% Core 72% CDs 28% Loans At December 31, 2014 2012 Residential 74% MF/CRE 24% Other 2% Core 62% CDs 38% 2013

Current Focus » Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement 14

Net Interest Margin 15 2012 2013 2014 2.16% 2.25% 2.32% 2012 2013 2014 Cost of interest - bearing liabilities 1.64% 1.24% 1.09% Yield on interest - earning assets 3.73% 3.41% 3.34%

Asset and Liability Repricing » CDs were either issued or repriced during December 2014 with a weighted average rate of 0.43% » CDs scheduled to mature:  1Q15: $0.7 billion with a weighted average rate of 1.34%  2Q15: $0.4 billion with a weighted average rate of 1.26%  3Q15: $0.4 billion with a weighted average rate of 2.00%  4Q15: $0.1 billion with a weighted average rate of 0.98% » Borrowings scheduled to mature :  1Q15: $1.1 billion with a weighted average rate of 0.33%  2Q15: $0.0 billion with a weighted average rate of 0.00%  3Q15: $0.1 billion with a weighted average rate of 1.29%  4Q15: $0.2 billion with a weighted average rate of 1.00% » Residential hybrid ARMs scheduled to reset into 1 year ARMs:  1Q15: $0.5 billion with a weighted average rate of 3.34%  2Q15: $0.7 billion with a weighted average rate of 3.19%  3Q15: $0.7 billion with a weighted average rate of 3.22%  4Q15: $0.8 billion with a weighted average rate of 3.22% 16 $1.6 billion in CDs Weighted Average Rate: 1.44% $1.4 billion in Borrowings Weighted Average Rate: 0.49% $2.7 billion in Residential Hybrid ARMs Weighted Average Rate: 3.24%

» Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement Current Focus 17

Interest Rate Risk Management » One year cumulative interest rate sensitivity gap at December 31, 2014: - 1.87%  At December 31, 2014 core deposits totaled $6.8 billion or 72% of total deposits; up from 67% of total deposits at December 31, 2013 » Key balance sheet components  Approximately $3.8 billion, or 33%, of mortgage portfolio matures or reprices in one year or less  Weighted average life of MBS portfolio of 3.9 years 18

» Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement Current Focus 19

Asset Quality » Conservative underwriting, top quality loans, low LTV  $3.6 billion , or 53% of residential portfolio, originated 2008 through 4Q14 with a weighted average LTV of 55% (1) , substantially all of which are current  Residential I/O portfolio reduced by $2.4 billion, or 62% over last 3 years ($756.7 million, or 34% over the last year alone) to $1.5 billion at December 31, 2014  Top quality multi - family and commercial real estate loan portfolios ▪ ~ 85% of multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization ▪ Average LTV for portfolio loans < 48% (1) » Top quality MBS portfolio  99.7% GSE/agency  Average life 3.9 years 20 (1) LTV ratios are based on current principal balances and original appraised values .

Asset Quality

Selected asset quality metrics at December 31, 2014, except as noted

($ in millions)

	Residential	Multi-family	CRE	Consumer & Other	Total
Loan portfolio balance	$ 6,918.0	$ 3,915.4	$ 874.3	$ 249.7 (1)	$ 11,957.4
Non-performing loans (NPLs) (2)	$ 100.2	$ 13.6	$ 8.0	$ 6.0	$ 127.8
NPLs/total loans	0.84%	0.11%	0.07%	0.05%	1.07%
Net loan (recoveries) charge-offs 4Q14	$ (0.2)	$ (0.1)	$ (0.3)	$ 0.2	$ (0.3) (3)
Net charge-offs YTD	$ 10.6 (4)	$ 2.8	$ 2.8	$ 1.7	$ 17.9

Two year delinquent loan migration trend

(in millions)

	Delinquent Loans 30-89 Days Past Due	NPLs Less Than 90 Days Past Due (5)	+	NPLs 90 Days or More Past Due	=	Total NPLs	Total Delinquent Loans and NPLs
At December 31, 2012	$ 181.9	$ 13.7		$ 301.4		$ 315.1	$ 497.0
At December 31, 2013	$ 131.9	$ 81.5		$ 250.5		$ 332.0	$ 463.9
At December 31, 2014	$ 99.9	$ 65.0		$ 62.8		$ 127.8	$ 227.7

(1) Includes $176.2 million of home equity loans.
(2) Includes $55.2 million of residential loans, $4.7 million of multi-family loans and $5.1 million of CRE loans, in each case, which were current or less than 90 days past due.
(3) Does not foot due to rounding.
(4) Includes $8.7 million of charge-offs related to the designation of NPLs as held-for-sale.
(5) Includes loans which were current totaling $57.1 million at December 31, 2014, $70.6 million at December 31, 2013 and $11.1 million at December 31, 2012

ASTORIA FINANCIAL CORPORATION

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Investment Summary » Conservative Corporate Strategy  Quality mortgage lending  Quality retail and business banking  Disciplined cost control  Well capitalized for all bank regulatory purposes » Disciplined Lending  Multi - family/CRE 2014 originations of $1.2 billion with a weighted average LTV at origination of approximately 51% and weighted average debt service coverage ratio of approximately 1.64 all in footprint  $3.6 billion, or 53% of residential portfolio, originated 2008 through 4Q14 , with weighted average LTVs of approximately 55% (1) , substantially all of which are current  No Alt A loans originated since 2007  Residential I/O portfolio reduced by $2.4 billion, or 62% over last 3 years ($756.7 million, or 34% over the last year alone) to $1.5 billion at December 31, 2014 » Attractive and Stable Franchise  Significant deposit market share in core Long Island market (2)  Core deposit growth – emphasis on personal and business checking, marketing campaigns » Strong Leadership and Culture  Average of 35 years of executive management experience  Insider ownership at 12% 22 (1) LTV ratios are based on current principal balances and original appraised values. (2) Core Long Island market includes Kings, Queens, Nassau and Suffolk counties.

Addendum

Solid and Seasoned Management Team 24 Responsibility Age Years in Banking Monte N. Redman President & CEO Chief Executive Officer 64 40 Hugh J. Donlon Sr. EVP & CLO Chief Lending Officer 51 30 Alan P. Eggleston Sr. EVP & CRO Chief Risk Officer 61 35 Frank E. Fusco Sr. EVP & CFO Chief Financial Officer 51 25 Gerard C. Keegan Vice Chairman, Sr. EVP & COO Chief Operating Officer 68 44 Josie Callari Executive Vice President Chief Support Services Officer 62 43 Robert J. DeStefano Executive Vice President Chief Information Officer 56 36 Brian T. Edwards Executive Vice President Managing Director, Retail Banking Group 54 22 Stephen J. Sipola Executive Vice President Managing Director, Business Banking Group 57 36

Residential Loan Portfolio 25 2007 2008 2009 2010 2011 2012 2013 2014 $7.6 $7.4 $6.3 $5.1 $3.8 $3.0 $2.2 $1.5 $4.0 $4.9 $5.6 $5.8 $6.8 $6.7 $5.8 $5.4 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 $8.0 $6.9 Interest-Only Amortizing 2007 2008 2009 2010 2011 2012 2013 2014 $2.9 $2.5 $2.1 $1.8 $1.6 $1.4 $1.2 $1.0 $8.7 $9.8 $9.8 $9.1 $9.0 $8.3 $6.8 $5.9 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 $8.0 $6.9 Alt A Full Doc Interest - Only (1) vs . Amortizing Alt A (2) vs. Full Doc (in Billions ) (1) Interest - Only loans require borrowers to pay interest only during the first ten years of the loan term. No interest - only loans h ave been originated since 2010. (2) Alt A loans are comprised primarily of stated income, full asset loans. No Alt A loans have been originated since 2007.

Geographic Composition of Residential Loan Originations 26 (1) Includes $105.1 million originated for sale . (2) Loans originated for portfolio. For the Year Ended December 31, 2014 Total Residential Loan Originations $561.0 Million (1) Weighted Average LTV: 69% (2) New York 47% Washington 6% Maryland 6% Massachusetts 7% Virginia 9% Other < 5% 25%

Significant Market Share Penetration 27 June 30, 2014 Market # of DepositsInstitution Deposits Share Branches Per Branch 1 Chase $ 45,933 23.2% 366 $126 2 Citibank 25,485 12.9 138 185 3 Capital One 25,091 12.7 181 139 4 TD Bank 11,824 6.0 109 108 5 NY Community Bancorp 11,331 5.7 123 92 6 ASTORIA* 9,439 4.8 82 115 7 Bank of America 9,152 4.6 120 76 8 HSBC 9,055 4.6 78 116 9 Signature Bank 5,858 3.0 13 451 10 Santander 5,388 2.7 38 142 Total - Top 10 $ 158,556 80.2% 1,248 $127 Total - Core Market $ 197,761 100.0% 1,764 $112 Brooklyn, Queens, Nassau and Suffolk Ranked by June 2014 Market Share ($ in millions) * Astoria’s deposits highlighted above are comprised of retail and business community deposits. Astoria does not solicit broker or municipal deposits . Source: FDIC Summary of Deposits. Data as of June 30, 2014. Data represents the top ten institutions ranked by market share.

62% 38% 67% 33% 72% 28% Retail CDs: $2.7B @ 1.47% Core Community Deposits 28 Core Deposits (Savings , Money Market and Checking): $6.8B @ 0.11% 2013 52 % of the households that have a retail CD account also have a low cost checking, savings or money market account relationship. 2014 Low - cost core deposits increasing as a percentage of total deposits Retail CDs: $ 3.3 B @ 1.50% 2012 Retail CDs: $3.9B @ 1.55% Core Deposits (Savings , Money Market and Checking): $6.5B @ 0.21% Core Deposits (Savings , Money Market and Checking): $6.6B @ 0.11 % At December 31,

Sales – PEAK Process » A “needs” based approach to sales rather than “product” based approach » Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network » Incentives for strong performance, both individual and team 29 P erformance based on E nthusiasm, A ctions and K nowledge “Sales Oriented and Service Obsessed”

Customer Satisfaction » 77% of Astoria customers are highly satisfied » 74% of Astoria customers are highly likely to recommend Astoria to friend/family member » Satisfaction with the branch is by far the strongest driver of overall satisfaction – 87% of Astoria customers are highly satisfied with quality of branch service 30 Key Findings: Favorably Positioned Against Competitors Results are based on a 2014 Customer Satisfaction Survey.

Community Involvement » Education First  Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live and the neighborhoods we serve » Neighborhood Outreach  Through funding and volunteer efforts, supports over 700 community - based organizations and not - for - profit agencies that enrich the communities within our market area  Reinforces community involvement by promoting neighborhood news and events in our local community branches » Results/Recognition  Seven consecutive “Outstanding” Community Reinvestment Act ratings by our primary banking regulator 31 Key Initiatives Astoria Bank is an integral part of the fabric of the communities it serves

Contact Information 32 Web Site: www.astoriabank.com Email: ir@astoriabank.com Telephone: (516) 327 - 7869 Address: Astoria Financial Corporation Attn: Investor Relations One Astoria Bank Plaza Lake Success, NY 11042